                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report:  December 15, 1998
(Date of earliest event reported)


                         MORTGAGE CAPITAL FUNDING, INC.
                         ------------------------------
                                   (Sponsor)
                             (Issuer in Respect of
  Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1998-MC2)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

    Delaware                      333-24489              13-3408716
 ------------------------        -----------         ------------------
 (STATE OR OTHER JURIS-          (COMMISSION          (I.R.S. EMPLOYER
 DICTION OF ORGANIZATION)          FILE NO.)         IDENTIFICATION NO.)


        399 Park Avenue, New York, New York                       10043
        -----------------------------------                       -----
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


        Registrant's Telephone Number, including area code (212) 559-6899
                                                           --------------



        -------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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Item 5. Other Events.

                        MORTGAGE CAPITAL FUNDING, INC.

          Multifamily/Commercial Mortgage Pass-Through Certificates,
                                Series 1998-MC3

                                   ---------

         Attached as Exhibit I are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) and/or Structural Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Citibank, N.A. and Salomon Smith Barney Inc. that are required to be filed pursuant to such letters.










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


Item 7.  Financial Statements and Exhibits

             (a)    Not applicable

             (b)    Not applicable

             (c)    Exhibits



                                 EXHIBIT INDEX


Exhibit No.                                Description
-----------                                -----------

     I Computational Materials/Structural Term Sheets prepared by Citibank, N.A. and Salomon Smith Barney Inc.





























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




                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MORTGAGE CAPITAL FUNDING, INC.
                                            (Registrant)


                                            By: /s/ Richard L. Jarocki, Jr.
                                                ---------------------------
                                                Richard L. Jarocki, Jr.
                                                President


Dated: December 17, 1998




















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